EXHIBIT 24



                                  POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors of JMB Realty Corporation, the corporate general partner of CARLYLE REAL ESTATE LIMITED PARTNERSHIP - X, do hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officer or directors a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

       IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 31st day of January, 1995.


JUDD D. MALKIN
-----------------------
Judd D. Malkin                         Chairman and Director


NEIL G. BLUHM
-----------------------
Neil G. Bluhm                          President and Director


H. RIGEL BARBER
-----------------------
H. Rigel Barber                        Chief Executive Officer


JEFFREY R. ROSENTHAL
-----------------------
Jeffrey R. Rosenthal                   Chief Financial Officer


       The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officer and directors, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, the 31st day of January, 1995.


                                              GARY NICKELE
                                              -----------------------
                                              Gary Nickele



                                              GAILEN J. HULL
                                              -----------------------
                                              Gailen J. Hull



                                              DENNIS M. QUINN
                                              -----------------------
                                              Dennis M. Quinn

                                                                 EXHIBIT 24



                                  POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors of JMB Realty Corporation, the corporate general partner of CARLYLE REAL ESTATE LIMITED PARTNERSHIP - X, do hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officer or directors a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

       IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 31st day of January, 1995.


STUART C. NATHAN
-----------------------
Stuart C. Nathan                       Executive Vice President,
                                              Director of General Partner


A. LEE SACKS
-----------------------
A. Lee Sacks                           Director of General Partner


       The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officer and directors, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, the 31st day of January, 1995.


                                              GARY NICKELE
                                              -----------------------
                                              Gary Nickele



                                              GAILEN J. HULL
                                              -----------------------
                                              Gailen J. Hull



                                              DENNIS M. QUINN
                                              -----------------------
                                              Dennis M. Quinn

                                                                   EXHIBIT 24



                                  POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of JMB Realty Corporation, the corporate general partner of CARLYLE REAL ESTATE LIMITED PARTNERSHIP - X, does hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officer, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

       IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 20th day of February, 1995.


GLENN E. EMIG
-----------------------
Glenn E. Emig                                 Chief Operating Officer


       The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officer, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, the 20th day of February, 1995.


                                              GARY NICKELE
                                              -----------------------
                                              Gary Nickele



                                              GAILEN J. HULL
                                              -----------------------
                                              Gailen J. Hull



                                              DENNIS M. QUINN
                                              -----------------------
                                              Dennis M. Quinn